UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-14703	16-1268674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

52 South Broad Street, Norwich, New York 13815
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (607) 337-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	NBTB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2023, NBT Bancorp Inc. (“NBT”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 6, 2023 (the “Proxy Statement”).

The proposals voted on by the stockholders at the Annual Meeting were as follows:

Proposal 1—NBT’s stockholders elected twelve individuals to the Board of Directors (the “Board”) of NBT as set forth below:

Nominees	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
John H. Watt, Jr.	28,302,796	497,628	79,241	5,386,139
Martin A. Dietrich	28,102,578	707,198	69,889	5,386,139
Johanna R. Ames	28,022,283	766,452	90,930	5,386,139
J. David Brown	28,465,229	312,289	102,147	5,386,139
Timothy E. Delaney	27,795,445	982,563	101,657	5,386,139
James H. Douglas	27,808,405	967,595	103,665	5,386,139
Heidi M. Hoeller	28,488,069	292,428	99,168	5,386,139
Andrew S. Kowalczyk, III	28,242,883	535,065	101,717	5,386,139
V. Daniel Robinson, II	24,865,194	3,915,908	98,563	5,386,139
Matthew J. Salanger	28,257,491	525,191	96,983	5,386,139
Lowell A. Seifter	27,877,257	901,974	100,434	5,386,139
Jack H. Webb	28,423,693	352,158	103,814	5,386,139

Proposal 2—NBT’s stockholders approved, on a non-binding, advisory basis, the compensation of NBT’s named executive officers as disclosed in the Proxy Statement, as set forth below:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
27,655,610	1,017,090	206,965	5,386,139

Proposal 3—NBT’s stockholders voted in favor of “Every Year”, on a non-binding, advisory basis, with respect to the frequency of voting on the compensation of NBT’s named executive officers, as set forth below:

Votes Every Year	Votes Every 2 Years	Votes Every 3 Years	Votes Abstain	Broker Non-Votes
26,389,315	139,836	2,217,915	132,599	5,386,139

Proposal 4—NBT’s stockholders ratified the appointment by the Board of KPMG LLP as the independent registered public accounting firm of NBT for the fiscal year ending December 31, 2023, as set forth below:

Votes For	Votes Against	Votes Abstain
33,589,693	487,063	189,048

Item 7.01	Regulation FD Disclosure.

On May 16, 2023, NBT approved a second-quarter 2023 cash dividend of $0.30 per share. The dividend will be paid on June 15, 2023 to shareholders of record on June 1, 2023. That press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

99.1	Press release of NBT Bancorp Inc. May 16, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.

Date: May 17, 2023	By:	/s/ Scott A. Kingsley
Scott A. Kingsley
Executive Vice President and Chief Financial Officer